State Street Institutional Investment Trust

SUPPLEMENT DATED JUNE 27, 2016

TO

PROSPECTUS

DATED APRIL 29, 2016

AND

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2016

STATE STREET SMALL CAP EMERGING MARKETS EQUITY FUND Class C (SSEHX)	STATE STREET CLARION GLOBAL INFRASTRUCTURE & MLP FUND Class C (SSITX)	STATE STREET STRATEGIC REAL RETURN FUND Class C (SSRHX)

STATE STREET TARGET RETIREMENT 2015 FUND Class C (SSBEX)	STATE STREET TARGET RETIREMENT 2020 FUND Class C (SSBLX)	STATE STREET TARGET RETIREMENT 2025 FUND Class C (SSBQX)

STATE STREET TARGET RETIREMENT 2030 FUND Class C (SSBVX)	STATE STREET TARGET RETIREMENT 2035 FUND Class C (SSCHX)	STATE STREET TARGET RETIREMENT 2040 FUND Class C (SSCMX)

STATE STREET TARGET RETIREMENT 2045 FUND Class C (SSCWX)	STATE STREET TARGET RETIREMENT 2050 FUND Class C (SSDHX)	STATE STREET TARGET RETIREMENT 2055 FUND Class C (SSDNX)

STATE STREET TARGET RETIREMENT 2060 FUND Class C (SSDUX)	STATE STREET TARGET RETIREMENT FUND Class C (SSFMX)	STATE STREET EMERGING MARKETS EQUITY INDEX FUND Class C (SSJEX)

STATE STREET HEDGED INTERNATIONAL DEVELOPED EQUITY INDEX FUND Class C (SSHLX)	STATE STREET INTERNATIONAL DEVELOPED EQUITY INDEX FUND Class C (SSIJX)	STATE STREET DISCIPLINED GLOBAL EQUITY FUND Class C (SSGCX)

STATE STREET DISCIPLINED U.S. EQUITY FUND Class C (SSJCX)	STATE STREET DISCIPLINED INTERNATIONAL EQUITY FUND Class C (SSZCX)	STATE STREET CLARION GLOBAL REAL ESTATE INCOME FUND Class C (SSRNX)

(each a “Fund” and collectively the “Funds”)

Effective upon the close of business on July 29, 2016, Class C shares of the Funds will be closed to purchases (including exchanges from other State Street Funds) by new shareholders; however, Class C shares of the Funds may continue to be offered through intermediaries that currently have relationships with the Fund and to current shareholders having accounts directly with the Fund. Effective upon the close of business on August 17, 2016, the Fund will no longer accept orders from existing shareholders to purchase additional Class C shares. The closing does not affect the availability of other share classes of the Funds.

On or about August 26, 2016, all existing Class C shares will be converted to Class A shares of the corresponding Fund as a non-taxable, load waived transaction. There will be no change in the aggregate net asset value of a shareholder’s investment in the Funds resulting from the conversion. Shareholders may redeem Class C shares of the Funds at any time until August 26, 2016. Effective immediately, shareholders may redeem Class C shares of the Funds without being subject to the deferred sales charges described in the Prospectus. Please consult the Prospectus for information about sales charges, fees and expenses applicable to Class A shares for subsequent purchases.

On or about August 26, 2016, the State Street Clarion Global Real Estate Income Fund is scheduled to be liquidated and terminated. Accordingly, if the liquation and termination of the State Street Clarion Global Real Estate Income Fund takes place as scheduled, Class C shares of the Fund will not convert to Class A shares, as described in the preceding paragraph.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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